Franklin Credit Management Corporation 10-12G
Exhibit 10.6
Execution Copy
FIRST AMENDMENT TO LOAN SERVICING AGREEMENT
     FIRST AMENDMENT, dated as of February 27, 2009 (this “Amendment”), to the Loan Servicing Agreement, dated as of May 28, 2008 (the “Loan Servicing Agreement”), by and among, on the one hand, Bosco Credit LLC (“Bosco”), as owner, and Franklin Credit Management Corporation, as servicer (the “Servicer”).
     WHEREAS, the Bosco and the Servicer desire to amend the Loan Servicing Agreement in accordance with the terms hereof.
     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:
     1. Definitions. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Loan Servicing Agreement, as amended by this Amendment (the Loan Servicing Agreement as amended by this Amendment being called the “Amended Loan Servicing Agreement”) or the Loan Agreement, dated as of May 28, 2008 (the “Loan Agreement”), among the Borrowers, the Lenders party thereto, the Administrative Agent, and First City Servicing Corporation, as Surveillance Agent, as amended.
     2. Amendments. Effective on the Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the parties hereto agree as follows:
     2.1 The definition of “CPI Adjustment” is amended by deleting the square brackets surrounding September in the second and third lines of the definition.
     2.2 The definition of “Servicing Advances” is amended by deleting subsections (d) and (e) and substituting the following therefor:
     “(d) compliance with the obligations under Section 2.7, 2.9, 2.10, 2.12., 2.13, 2.14 and 2.15, and (e) other expenses that are the responsibility of the Owner under Section 2.23.”
     2.3 Section 2.9 of the Loan Servicing Agreement is amended by deleting “Section 2.11” where it appears on the second line and substituting “Section 2.10”.
     2.4 Section 2.10 of the Loan Servicing Agreement is amended by deleting “Section 2.10” where it appears on the fifth, sixth and seventh lines and , in each case, substituting “Section 2.9”.
     2.5 Section 2.11 of the Loan Servicing Agreement is amended by deleting “Section 2.12” where it appears on the twelfth line and substituting “Section 2.11”.
     2.6 Section 2.21.5 of the Loan Servicing Agreement is amended by deleting “Section 2.22” where it appears on the first line and substituting “Section 2.21”.
     2.7 Section 2.22.1 of the Loan Servicing Agreement is amended by deleting “Section 2.23” where it appears on the first line and substituting “Section 2.22”.

     2.8 Section 2.23.5 of the Loan Servicing Agreement is amended by deleting “Section 2.24.5” where it appears on the third line from the bottom of the Section and substituting “Section 2.23.5”.
     3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the fulfillment, in a manner satisfactory to the Agent, of each of the following conditions precedent (the date such conditions are fulfilled or waived by the Agent is hereinafter referred to as the “Amendment Effective Date”):
          (a) The representations and warranties of the Servicer and Bosco set forth herein, in Section 6 of the Loan Servicing Agreement and in each other Loan Document and certificate or other writing delivered to the Agent pursuant hereto on or prior to the Amendment Effective Date shall be correct in all material respects after giving effect to this Amendment on and as of the Amendment Effective Date as though made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date), and following the execution of this Amendment, no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms;
          (b) Bosco and the Servicer shall have executed this Amendment and shall have received a counterpart to this Amendment;
          (c) Bosco and the Servicer shall have delivered such other agreements, documents and instruments as Administrative Agent may otherwise require, all of which shall be in form and substance satisfactory to Agent and its legal counsel;
          (d) Bosco shall have reimbursed Administrative Agent for all legal and other fees incurred by Agent in connection with the preparation of this Amendment; and
          (e) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Administrative Agent and its counsel.
     4. Representations and Warranties. Each of Bosco and the Servicer represents and warrants as follows:
          (a) The execution, delivery and performance by each of Bosco and the Servicer of this Amendment and the performance by each of Bosco and the Servicer of the Amended Loan Servicing Agreement have been duly authorized by all necessary action by each of Bosco and the Servicer, and each of Bosco and the Servicer have all requisite power, authority and legal right to execute, deliver and perform this Amendment and to perform the Amended Loan Servicing Agreement.
          (b) This Amendment and the Amended Loan Servicing Agreement are the legal, valid and binding obligations of each of Bosco and the Servicer, enforceable against each of Bosco and the Servicer in accordance with the terms thereof, except as enforcement may be limited by equitable principles (regardless of whether enforcement is sought in equity or at law)

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or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.
          (c) The representations and warranties contained in Section 6 of the Amended Loan Servicing Agreement are correct after giving effect to this Amendment on and as of the Amendment Effective Date as though made on and as of the Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date.
          (d) As of the date of this Amendment, it does not have, and hereby waives, remises and releases any claims or causes of action of any kind against the Agent, any Lender or any of their officers, directors, employees, agents, attorneys, or representatives, or against any of their respective predecessors, successors, or assigns relating in any way to any event, circumstance, action, or omission relative to any of the Loan Documents or any transaction contemplated thereby, from the beginning of time through the date of this Amendment.
     5. Reference to and Effect on Loan Documents.
          (a) Upon the effectiveness of this Amendment pursuant to Section 3 hereof, on and after the Amendment Effective Date, each reference to the Loan Servicing Agreement or the other Loan Documents shall mean and be a reference to the Loan Servicing Agreement and the other Loan Documents, respectively, as amended hereby.
          (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders nor constitute a waiver of any provision of any of the Loan Documents, or any other documents, instruments and agreements executed and/or delivered in connection therewith.
     6. Miscellaneous.
          (a) Continued Effectiveness of the Loan Servicing Agreement. Except as otherwise expressly provided herein, the Loan Servicing Agreement, as amended hereby, and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date all references in the other Loan Documents to the “Loan Servicing Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Loan Servicing Agreement shall mean the Amended Loan Servicing Agreement.
          (b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment.
          (c) Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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          (d) Costs and Expenses. Bosco agrees to pay on demand all reasonable fees, costs and expenses of the Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment.
          (e) Amendment as Loan Document. Bosco and the Servicer hereby acknowledge and agree that this Amendment constitutes a “Loan Document” under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if any representation or warranty made by Bosco or the Servicer under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made.
          (f) Governing Law. This Amendment shall be governed by the laws of the State of New York.
          (g) Waiver of Jury Trial. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.
[Remainder of this Page Intentionally Left Blank.]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

FRANKLIN CREDIT MANAGEMENT CORPORATION
By:	/s/Alexander Gordon Jardin
	Name:	Alexander Gordon Jardin
	Title:	CEO

Signature Page to
First Amendment
to Loan Servicing
Agreement

BOSCO CREDIT LLC
By:	/s/ Thomas J. Axon
	Name:	Thomas J. Axon
	Title:	President

Signature Page to
First Amendment
to Loan Servicing
Agreement

STATE OF NEW JERSEY	)
	)	ss:
COUNT OF HUDSON	)
     On the 18TH day of February, 2009 before me, a Notary Public in and for said State, personally appeared Alexander Gordon Jardin, known to me to be CEO of Franklin Credit Management Corporation the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.
     IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.

/s/ Donna M. Bonfiglio Notary Public

My Commission expires

DONNA M. BONFIGLIO
Notary Public, State of New Jersey
My Commission Expires February 25, 2011

Signature Page to
First Amendment
to Loan Servicing
Agreement

STATE OF New Jersey	)
	)	ss:
COUNTY OF Hudson	)
     On the 23 day of February, 2009 before me, a Notary Public in and for said State, personally appeared Thomas J. Axon, known to me to be Managing Member of Bosco Credit LLC the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.
     IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.

/s/ Donna M. Bonfiglio Notary Public

My Commission expires
DONNA M. BONFIGLIO
Notary Public, State of New Jersey
My Commission Expires
February 25, 2011

Signature Page to
First Amendment
to Loan Servicing
Agreement